UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

Commission File Number 1-9052

DPL LLC

(Exact name of registrant as specified in its charter)

Ohio	31-1163136
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Commission File Number 1-2385

THE DAYTON POWER AND LIGHT COMPANY

(Exact name of registrant as specified in its charter)

Ohio	31-0258470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL LLC	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL LLC	☐
The Dayton Power and Light Company	☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 19, 2025, The Dayton Power and Light Company, the principal subsidiary of DPL LLC and a subsidiary of The AES Corporation and which does business as AES Ohio, completed its previously announced sale of $375 million aggregate principal amount of 4.550% First Mortgage Bonds due 2030 (the “Bonds”), pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Bonds were issued pursuant to the First and Refunding Mortgage dated as of October 1, 1935 between AES Ohio and The Bank of New York Mellon Trust Company, N.A., as successor in interest to the Irving Trust Company, as trustee (the “Trustee”), as heretofore amended and supplemented, and as further amended and supplemented by the Fifty-Sixth Supplemental Indenture dated as of August 19, 2025 (the “Supplemental Indenture”) between AES Ohio and the Trustee.

The Bonds are secured by the lien of the mortgage which constitutes a valid, direct first mortgage lien upon AES Ohio’s interest in substantially all the property now owned by it and specifically described in the mortgage as subject to the lien of the mortgage which has not been released by the Trustee or otherwise retired pursuant to the terms of the mortgage, subject to certain exceptions.

Payments of interest on the Bonds are payable on February 15 and August 15 of each year, commencing February 15, 2026. Principal on the Bonds is payable on the maturity date, which is August 15, 2030.

AES Ohio intends to use the net proceeds from the Bonds to repay amounts outstanding under its $150 million term loan agreement and revolving credit agreement. Any remaining net proceeds will be used for general corporate purposes.

The foregoing descriptions of the Bonds and the Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in response to Item 1.01 with respect to the Bonds and the Supplemental Indenture is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 4.1	Fifty-Sixth Supplemental Indenture between AES Ohio and The Bank of New York Mellon Trust Company, N.A., as Trustee, dated August 19, 2025, relating to the 4.550% First Mortgage Bonds due 2030 (including the form of Bond attached as an exhibit thereto)
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DPL LLC

Date: August 19, 2025	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary

The Dayton Power and Light Company d/b/a AES Ohio

Date: August 19, 2025	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary